UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2026

KARTOON STUDIOS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-37950 (Commission File Number)	20-4118216 (I.R.S. Employer Identification No.)

190 N. Canon Drive, 4th Fl., Beverly Hills, CA 90210

(Address of principal executive offices) (Zip Code)

(310) 273-4222

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TOON	NYSE American LLC
Preferred Stock Purchase Rights	N/A	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Kartoon Studios, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated 2020 Incentive Plan, as amended (the “2020 Plan”), increasing the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), available for awards under the 2020 Plan by 4,000,000 shares. A summary of the 2020 Plan is included in the Company’s definitive proxy statement for the Annual Meeting, filed with the SEC on September 4, 2026 (the “Proxy Statement”), and is incorporated herein by reference. The Amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders approved the following proposals, each described in more detail in the Proxy Statement:

1.	Election of Joseph “Gray” Davis, David Neumann, and Dr. Cynthia Turner-Graham as Class I directors to serve until the 2027 annual meeting of stockholders, and Andy Heyward, Anthony Thomopoulos, and Jeffrey Schlesinger as Class II directors to serve until the 2028 annual meeting of stockholders, in each case until their respective successors are elected and qualified or until their earlier resignation or removal;

2.	Ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	Approval of the Amendment to the 2020 Plan to increase the aggregate number of shares of Common Stock available for awards under the 2020 Plan by 4,000,000 shares;

4.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement; and

5.	Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in favor of Proposal 3.

The complete voting results with respect to these proposals are filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 4 to the Kartoon Studios, Inc. 2020 Incentive Plan, effective October 21, 2026
99.1	Voting Results for the Annual Meeting of Stockholders of Kartoon Studios, Inc. Held on October 21, 2026
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARTOON STUDIOS, INC.

Date: October 27, 2026	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer

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